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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report: November 21, 2001

(Date of earliest event reported)

Commission File No. 333-56234


                   Bank of America Mortgage Securities, Inc.
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              Delaware                                 94-324470
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      (State of Incorporation)            (I.R.S. Employer Identification No.)

          201 North Tryon Street, Charlotte, North Carolina    28255
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Address of principal executive offices                              (Zip Code)

                                (704) 387-2111
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              Registrant's Telephone Number, including area code


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             (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 5.   Other Events
          ------------

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder , Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.




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ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.           Description
-----------           -----------
   (99)               Computational Materials prepared by Banc of America
                      Securities LLC in connection with Bank of America Mortgage
                      Securities, Inc., Mortgage Pass-Through Certificates,
                      Series 2001-11



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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             BANK OF AMERICA MORTGAGE
                             SECURITIES, INC.


November 21, 2001

                             By:  /s/ Judy Ford
                                  --------------------------------------------
                                  Judy Ford
                                  Vice President


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                               INDEX TO EXHIBITS
                               -----------------

                                                                Paper (P) or
Exhibit No.         Description                                 Electronic (E)
-----------         -----------                                 --------------

   (99)             Computational Materials                            P
                    prepared by Banc of America
                    Securities LLC in connection
                    with Bank of America
                    Mortgage Securities, Inc., Mortgage
                    Pass-Through Certificates, Series 2001-11


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